Exhibit 99.1

Omnibus Incentive Plan

The principal features of our new omnibus incentive plan (the “Omnibus Incentive Plan”) are summarized below. The summary is qualified in its entirety by reference to the text of the Omnibus Incentive Plan and/or the corresponding award agreements, as applicable, which are filed as exhibits to the Registration Statement of which this information statement forms a part.

On April 12, 2018, our board of directors approved and adopted, and on April 26, 2018 our sole stockholder approved, the Omnibus Incentive Plan prior to the spin-off.

Purpose. The purpose of our Omnibus Incentive Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.

Administration. Our Omnibus Incentive Plan will be administered by the compensation committee of our board of directors or such other committee of our board of directors to which it has properly delegated power, or if no such committee or subcommittee exists, our board of directors (the administering body referred to herein as the “Committee”). The Committee is authorized to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in our Omnibus Incentive Plan and any instrument or agreement relating to, or any award granted under, our Omnibus Incentive Plan; establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee deems appropriate for the proper administration of our Omnibus Incentive Plan; adopt sub-plans; and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of our Omnibus Incentive Plan. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which our securities are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of our Omnibus Incentive Plan. Unless otherwise expressly provided in our Omnibus Incentive Plan, all designations, determinations, interpretations, and other decisions under or with respect to our Omnibus Incentive Plan or any award or any documents evidencing awards granted pursuant to our Omnibus Incentive Plan are within the sole discretion of the Committee, may be made at any time and are final, conclusive, and binding upon all persons or entities, including, without limitation, us, any participant, any holder or beneficiary of any award, and any of our stockholders.

Awards Subject to Our Omnibus Incentive Plan. Our Omnibus Incentive Plan provides that the total number of shares of awards that may be issued thereunder will be no more than 8,000,000 (the “Plan Share Reserve”). Each award granted under the Omnibus Incentive Plan will reduce the Plan Share Reserve by the number of shares of our common stock underlying such award, which in the case of awards of OP Units (as defined in our Omnibus Incentive Plan) will equal the number of shares of our common stock for which an OP Unit may be converted, exchanged, or redeemed, as set forth in the Omnibus Incentive Plan. Notwithstanding the foregoing, the Plan Share Reserve will automatically increase on the first day of each fiscal year following the fiscal year in which our Omnibus Incentive Plan is adopted by a number of shares of our common stock equal to the lesser of (i) the difference between (A) 10% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year and (B) the number of shares of our common stock in the Plan Share Reserve on the last day of the immediately preceding fiscal year and (ii) a lower number of shares of our common stock as determined by our board of directors. No more than the number of shares of our common stock equal to the Plan Share Reserve may be issued in the aggregate pursuant to the exercise of incentive stock options. Except for substitute awards (as described below), in the event any award expires or is cancelled, forfeited or terminated without issuance to the participant of the full number of shares to which the award related, the unissued shares of our common stock may be granted again under our Omnibus Incentive Plan. Awards may, in the sole discretion of the Committee, be granted in assumption of, or in substitution for, outstanding awards granted by an entity directly or indirectly acquired by us or with which we combine or as required by the terms of the EMA (referred to as “substitute awards”), and such substitute awards will not be counted against the Plan Share Reserve, except that substitute awards intended to qualify as “incentive stock options” will count against the limit on incentive stock options described above. No award may be granted under our Omnibus Incentive Plan after the tenth anniversary of the Effective Date (as defined in our Omnibus Incentive Plan), but awards granted before then may extend beyond that date.

Non-Employee Director Grants. Each non-employee director will receive a grant of shares of restricted stock first on the date upon which such individual commences service as a non-employee director (the “Initial Director Grant”) and thereafter on the date of each regularly scheduled annual meeting of our stockholders (the “Annual Director Grant” and, together with the Initial Director Grant, a “Director Award”). With respect to any Initial Director Grant, the number of shares of restricted stock to be granted will equal (i) a fraction, the numerator of which equals the number of days remaining in the applicable service year in which such non-employee director commences service as a non-employee director and the denominator of which equals 365 (or 366 in any leap year), multiplied by (ii) (A) the Director Grant Value (as defined below) divided by (B) the fair market value of one share of our common stock underlying such share of restricted stock on the date such shares of restricted stock are granted (rounded up to the nearest whole number). With respect to any Annual Director Grant, the number of shares of restricted stock to be granted will equal (1) the Director

Grant Value divided by (2) the fair market value of one share of our common stock underlying such share of restricted stock on the date such shares of restricted stock are granted (rounded up to the nearest whole number). A Director Award will in three equal tranches on the earliest to occur of (x) each of the first three anniversaries of the applicable date of grant of such award and (y) a change in control (as defined in our Omnibus Incentive Plan); provided, in each case, the non-employee director has not undergone a termination of service as of such date.

The “Director Grant Value” for each Director Award will equal (i) the difference between (A) $500,000 and (B) the annual cash fees paid or payable to each non-employee director (excluding any fees attributable to committee meetings and chairman positions) in respect of the applicable year of service or (ii) such lesser amount as may be approved by our board of directors, either as part of our non-employee director compensation program or as otherwise determined by our board of directors in the event of any change to such non-employee director’s compensation program or for any particular period of service.

Stock Options. Under our Omnibus Incentive Plan, the Committee may grant non-qualified stock options and incentive stock options, with terms and conditions determined by the Committee that are not inconsistent with our Omnibus Incentive Plan; provided, that all stock options granted under our Omnibus Incentive Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date such stock options are granted (other than in the case of stock options that are substitute awards), and all stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the options are intended to qualify as incentive stock options, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code. The maximum term for stock options granted under our Omnibus Incentive Plan will be ten years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by Section 422 of the Code. However, if a non-qualified stock option would expire at a time when trading of shares of our common stock is prohibited by our insider trading policy (or “blackout period” imposed by us), the term will automatically be extended to the 30th day following the end of such period. The purchase price for the shares as to which a stock option is exercised may be paid to us, to the extent permitted by law, (i) in cash or its equivalent at the time the stock option is exercised; (ii) in shares of our common stock having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee (provided that such shares have been held by the participant for at least six months or such other period established by the Committee to avoid adverse accounting treatment); or (iii) by such other method as the Committee may permit in its sole discretion, including, without limitation, (A) in other property having a fair market value on the date of exercise equal to the aggregate exercise price for the shares being purchased, (B) through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (C) through a “net exercise” procedure effected by withholding the minimum number of shares needed to pay the aggregate exercise price for the shares being purchased. Any fractional shares of common stock will be settled in cash.

Restricted Shares and Restricted Stock Units. The Committee may grant (i) restricted shares of our common stock or (ii) restricted stock units representing the right to receive, upon vesting and the expiration of any applicable restricted period, one share of common stock for each restricted stock unit, the cash value thereof or any combination of the foregoing, in each case, in the Committee’s sole discretion. As to restricted shares of our common stock, subject to the other provisions of our Omnibus Incentive Plan, the holder generally will have the rights and privileges of a stockholder as to such restricted shares of common stock, including, without limitation, the right to vote such restricted shares of common stock. Participants have no rights or privileges as a stockholder with respect to restricted stock units.

Other Equity-Based Awards and Cash-Based Awards. The Committee may grant other equity-based or cash-based awards under our Omnibus Incentive Plan, with terms and conditions determined by the Committee that are not inconsistent with our Omnibus Incentive Plan.

Effect of Certain Events on the Omnibus Incentive Plan and Awards. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of our common stock, shares of our other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of our common stock or our other securities, issuance of warrants or other rights to acquire shares of our common stock, OP Units or our other securities, or other similar corporate transaction or event that affects the shares of our common stock (including a change in control), or (ii) unusual or nonrecurring events affecting us, including changes in applicable rules, rulings, regulations, or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, participants (any event in (i) or (ii), an “Adjustment Event”), the Committee will, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Plan Share Reserve, or any other limit applicable under our Omnibus Incentive Plan with respect to the number of awards which may be granted thereunder, (B) the number of shares of our common stock or our other securities (or number and kind of other securities or other property) which may be issued in respect of awards or with respect to which awards may be granted under our Omnibus Incentive Plan or any sub-plan, (C) the terms of any outstanding award, including, without limitation, (1) the number of shares of our common stock, OP Units, or our other securities (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate, (2) the exercise price, base price, or any amount payable as a condition of issuance of shares of our common stock with respect to any award, or (3) any applicable performance measures; provided, that in the case of any “equity restructuring,” the Committee will make an equitable or proportionate adjustment to outstanding awards to reflect such equity restructuring, and (D) the ratio pursuant to which the number of shares of our common stock for which an OP Unit may be converted, exchanged, or redeemed is determined. In connection with any change in control, the Committee may, in its sole discretion, provide for any one or more of the following: (1) a substitution or assumption of awards, or to the extent the surviving entity does not substitute or assume the awards, the acceleration of vesting, exercisability or lapse of restrictions on awards; and (2) cancellation of any one or more outstanding awards and payment to the holders of such awards that are vested as of such cancellation (including any awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of common stock received or to be received by other holders of our common stock in such event), including, in the case of stock options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of common stock subject to the stock option or stock appreciation right over the aggregate exercise price or base price thereof.

Nontransferability of Awards. Each award will not be transferable or assignable by a participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance will be void and unenforceable against us or any of our subsidiaries. However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfers to a participant’s family members, any trust established solely for the benefit of a participant or such participant’s family members, any partnership or limited liability company of which a participant, or such participant and such participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

Amendment and Termination. Our board of directors may amend, alter, suspend, discontinue or terminate our Omnibus Incentive Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance, or termination may be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to our Omnibus Incentive Plan or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under our Omnibus Incentive Plan (except for adjustments in connection with certain corporate events); or (iii) it would materially modify the requirements for participation in our Omnibus Incentive Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.

The Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award granted or the associated award agreement, prospectively or retroactively (including after a participant’s termination); provided, that, except as otherwise permitted in our Omnibus Incentive Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any participant with respect to such award will not to that extent be effective without such individual’s consent; provided, further, that, without stockholder approval, except as otherwise permitted in our Omnibus Incentive Plan, (i) no amendment or modification may reduce the exercise price of any stock option or the base price of any stock appreciation right; (ii) the Committee may not cancel any outstanding stock option or stock appreciation right and replace it with a new stock option or stock appreciation right (with a lower exercise price or base price, as the case may be) or other award or cash payment that is greater than the value of the cancelled stock option or stock appreciation right; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

Dividends and Dividend Equivalents. The Committee, in its sole discretion, may provide part of an award with dividends or dividend equivalents, on such terms and conditions as may be determined by the Committee, in its sole discretion. Unless otherwise provided in the award agreement: (i) any dividend payable in respect of any share of restricted stock that remains subject to vesting conditions at the time of payment of such dividend will be retained by the Company and remain subject to the same vesting conditions as the share of restricted stock to which the dividend relates; and (ii) holders of outstanding restricted stock units will be entitled to be credited with dividend equivalent payments (upon our payment of dividends on shares of our common stock) either in cash or, in the Committee’s sole discretion, shares of our common stock having a fair market value equal to the amount of such dividends (and interest may, in the Committee’s sole discretion, be credited on the amount of cash dividend equivalents at a rate and subject to terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units are settled; provided, that if such restricted stock units are forfeited, the participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

Clawback/Repayment. All awards are subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by our board of directors or the Committee and as in effect from time to time and/or (ii) applicable law. To the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant will be required to repay any such excess amount to the Company.

Detrimental Activity. In the event a participant has engaged in Detrimental Activity (as defined in our Omnibus Incentive Plan), the Committee may, in its sole discretion, cancel any of the participant’s outstanding awards or provide for forfeiture and repayment to us on any gain realized on the vesting, exercise or settlement of any awards previously granted to such participant.